Exhibit 10.42

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of April 17, 2006 between ASSURANT, INC. (d/b/a Assurant Group), the Lenders executing this Amendment No. 2 on the signature pages hereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent under the Credit Agreement referred to below.

Assurant, Inc., the lenders party thereto (including the Lenders executing this Amendment No. 2 on the signature pages hereto) and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a First Amended and Restated Credit Agreement dated as of April 29, 2005 (as amended by Amendment No. 1 dated as of August 10, 2005 and as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said lenders to the Borrower in an aggregate principal amount not exceeding $500,000,000 (subject to any increases effected pursuant to Section 2.9 of the Credit Agreement).

The Borrower and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Definitions. Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.1) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said Section 1.1) to read in their entirety as follows:

“Consolidated Total Debt” means, in respect of the Borrower and its Subsidiaries on a consolidated basis, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness, determined on a consolidated basis in accordance with GAAP, but excluding (i) Indebtedness constituting letters of credit issued for insurance regulatory purposes and for

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which adequate insurance reserves or other appropriate provisions consistent with Borrower’s past practice have been made therefor and (ii) Non-Recourse Indebtedness.

“Indebtedness” as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, (vi) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another of the type described in clauses (i) through (vi) above and clauses (x) and (xi) below; (viii) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof (other than customary and reasonable, unmatured and unpaid indemnity obligations with respect to the Contractual Obligations of the Borrower or a wholly-owned Subsidiary); (ix) any liability of such Person for an obligation of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclause (a) or (b) of this clause (ix), the primary purpose or intent thereof is as described in clause (viii) above; (x) all obligations of such Person in respect of any Interest Rate Agreement and Currency Agreement; and (xi) all obligations of such Person in respect of any Hybrid Securities and Disqualified Capital Stock, provided that, in the case of this clause (xi), only the amount of those obligations that exceed 15% of Consolidated Capitalization at the time of determination shall be included as Indebtedness. Notwithstanding the foregoing, and for the avoidance of doubt, “Indebtedness” shall not include (a) any liability for collateral held by the Borrower and/or its Subsidiaries relating to securities lending transactions and (b) any commitment or other undertaking of such Person to provide funds for the purchase or acquisition of any investment, including, without limitation, commitments in the nature of capital calls or capital contributions for private equity funds or similar investments.

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“Non-Recourse Indebtedness” means Indebtedness of a Subsidiary in connection with the consolidation of such Subsidiary as a “Variable Interest Entity” under Financial Accounting Standards Boards Interpretation No. 46R (or any successor interpretations or amendments thereto and as affected by any subsequent relevant pronouncements of the FASB or, if, and to the extent applicable, the Securities and Exchange Commission), provided that (i) the satisfaction of such Indebtedness is limited to the real property of such Subsidiary (except for customary exceptions for fraud, misapplication of funds and environmental indemnities) and (ii) the amount of all such Indebtedness that is deemed to constitute Non-Recourse Indebtedness shall be limited to the extent necessary to ensure that the aggregate outstanding amount of Non-Recourse Indebtedness of all such Subsidiaries does not at any time exceed 15% of Consolidated Adjusted Net Worth.

2.03. Liens. Section 6.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“6.1 Liens.

The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind of the Borrower, whether now owned or hereafter acquired, or any income or profits therefrom, except:

(i) Liens existing on the Effective Date securing Indebtedness in an aggregate principal amount not to exceed $20,000,000;

(ii) Liens imposed by law for Taxes that are not yet required to be paid pursuant to Section 5.5;

(iii) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and material men, and other Liens imposed by law, in each case incurred in the ordinary course of business for amounts not yet overdue or for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

(iv) deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds, Reinsurance Agreements, Retrocession Agreements and other similar obligations (exclusive of obligations for the payment of borrowed money) incurred in the ordinary course of business;

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(v) Liens on pledges or deposits of cash or securities made by any Insurance Subsidiary as a condition to obtaining or maintaining any licenses issued to it by any Applicable Insurance Regulatory Authority;

(vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title to real property, in each case which do not and will not, individually or in the aggregate, interfere in any material respect with the use or value thereof;

(vii) any interest or title of a lessor or sublessor under any operating or true lease of real estate entered into by the Borrower or one of its Subsidiaries in the ordinary course of its business covering only the assets so leased;

(viii) Liens created pursuant to Capital Leases (including any Capital Lease entered into in connection with the Missouri Sale/leaseback Transaction); provided that (a) such Liens are only in respect of the property or assets subject to, and secure only, such Capital Leases and (b) the sum of (1) the aggregate amount of Indebtedness secured by such Liens and (2) the aggregate amount of Indebtedness secured by Liens permitted by clause (ix) below does not exceed $75,000,000 at any time outstanding;

(ix) purchase money Liens in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or one of its Subsidiaries; provided that (a) the sum of (1) the aggregate amount of Indebtedness secured by such Liens and (2) the aggregate amount of Indebtedness secured by Liens permitted by clause (viii) above does not exceed $75,000,000 at any time outstanding, (b) such Lien is incurred, and the Indebtedness secured thereby is created, within ninety (90) days after such acquisition (or construction), (c) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (d) such Lien does not apply to any other property or assets of the Borrower or any of its Subsidiaries;

(x) Liens given to secure the obligations of an Insurance Subsidiary under Reinsurance Agreements, Retrocession Agreements and other similar obligations (other than obligations for the payment of borrowed money), incurred by such Insurance Subsidiary in the ordinary course of business;

(xi) Liens securing judgments that do not constitute an Event of Default under Section 7.8;

(xii) Liens that are contractual rights of set-off (a) relating to the establishment of depository relations with banks not given in connection with the

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issuance of Indebtedness or (b) relating to pooled deposit or sweep accounts of the Borrower or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and its Subsidiaries;

(xiii) licenses of intellectual property granted in a manner consistent with past practice;

(xiv) Liens on property or assets of any Person that becomes a Subsidiary after the Effective Date; provided that such Liens are in existence at the time such Person becomes a Subsidiary and were not created in anticipation thereof;

(xv) other Liens securing obligations in an aggregate principal amount not to exceed 5% of Consolidated Adjusted Net Worth at any time outstanding;

(xvi) Liens on Cash or Cash Equivalents in an aggregate amount not to exceed $36,000,000 in favor of the Internal Revenue Service in the matter specified in Schedule 6.4; and

(xvii) Liens securing Non-Recourse Indebtedness.

Notwithstanding any of the foregoing exceptions, the Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon the Capital Stock of any of its Subsidiaries owned by the Borrower or any such Subsidiary or upon any Indebtedness owed to such Subsidiary by the Borrower or any of its Subsidiaries.”

2.04. Indebtedness. Section 6.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

“6.2 Indebtedness.

(i) The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness other than (without duplication) (a) Indebtedness payable after the scheduled Maturity Date, (b) Assurant Commercial Paper Debt, (c) Indebtedness secured by Liens permitted by Section 6.1(viii), (ix), (xiv) or (xvii), (d) Indebtedness owed to the Borrower or a Subsidiary, (e) Indebtedness arising under letters of credit issued for the account of the Borrower and/or any Subsidiary, (f) Indebtedness of a Person that becomes a Subsidiary, or is merged into the Borrower or a Subsidiary, after the Effective Date, provided that (1) such Indebtedness is not incurred in anticipation thereof and (2) the aggregate amount of such Indebtedness does not exceed $100,000,000 at any time outstanding, (g) Indebtedness of the Borrower or any Subsidiary arising under Interest Rate Agreements and Currency Agreements, provided that such agreements are entered into to hedge bona fide business risks and not for speculation, (h) Indebtedness arising under this Agreement and (i)

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other Indebtedness having an aggregate principal amount not exceeding $100,000,000 at any time outstanding. For purposes of determining compliance with this clause (i), in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories above, the Borrower will be permitted to classify the item of Indebtedness on the date of its borrowing, incurrence, creation or assumption, or later reclassify all or a portion of the item of Indebtedness, in any manner that complies with this clause (i).

(ii) The Borrower shall not permit the aggregate outstanding principal amount of all Indebtedness of its Subsidiaries to exceed 5% of Consolidated Adjusted Net Worth at any time; provided that the following Indebtedness shall be excluded in determining whether Indebtedness of Subsidiaries exceeds 5% of Consolidated Adjusted Net Worth: (a) Indebtedness described in Section 6.2(i)(a), and in Section 6.2(i)(c) through (i)(g), (b) Indebtedness of the type described in clause (vii), (viii) or (ix) of the definition of Indebtedness incurred by any Subsidiary with respect to the obligations of one of its Subsidiaries and (c) Indebtedness of the type described in clause (viii) or (ix) of the definition of Indebtedness incurred in connection with insurance products offered by Subsidiaries in the ordinary course of business.”

2.05. Acquisitions; Certain Investments. Section 6.3(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(ii) make any loan or advance (other than advanced commissions in the ordinary course of business) to, or other investment (other than Investments in the ordinary course of business that comply with the Borrower’s investment guidelines) in, any customer or related venture of the Borrower or any Subsidiary, other than any loan, advance or investment (a) in a customer or venture that is engaged, and continues to engage, in an Insurance Business or a business reasonably related to an Insurance Business and (b) made in the ordinary course of business and consistent with past practice of the Borrower or such Subsidiary; provided that the aggregate book value of such loans, advances and other investments (and renewals thereof with the same customer or venture) (A) existing on the Effective Date shall not exceed $22,000,000, (B) made after the Effective Date shall not exceed $30,000,000 in the aggregate for any Fiscal Year and (C) shall not exceed $100,000,000 in the aggregate at any time outstanding.”

2.06. Conduct of Business. Section 6.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

“6.7 Conduct of Business.

From and after the Effective Date, the Borrower shall not, and shall not permit any of its Subsidiaries to, engage to any substantial extent (with respect to the Borrower and its Subsidiaries, taken as a whole) in any business or conduct any activities other than engaging in the business as now conducted by the Borrower and its Subsidiaries and businesses reasonably related thereto, and

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in the case of Insurance Subsidiaries, to engage in only those lines of insurance business for which the Insurance Subsidiaries are licensed by Applicable Insurance Regulatory Authority from time to time. The Borrower shall solely be a holding company, and shall not enter into Insurance Contracts, Reinsurance Agreements or Retrocession Agreements.”

2.07. Default in Other Agreements. Section 7.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

“7.2 Default in Other Agreements.

(i) Failure of the Borrower or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 7.1) in excess in the aggregate of $75,000,000 beyond the end of any grace period provided therefor, if any; or (ii) breach or default by the Borrower or any of its Subsidiaries with respect to any other material term of (a) one or more items of such Indebtedness or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the end of any grace period provided therefor, if any, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders) to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or”

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Section 4 of the Credit Agreement, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 4 to “this Agreement” (or words of similar import) included reference to this Amendment No. 2 and (b) no Event of Default or Potential Event of Default has occurred and is continuing on the date hereof.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Administrative Agent of counterparts of this Amendment No. 2 executed by the Borrower and Lenders party to the Credit Agreement constituting the Requisite Lenders.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

ASSURANT, INC. (d/b/a Assurant Group)

By:
Name:	Miles B. Yakre
Title:	Senior Vice President

Amendment No.2

LENDERS

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By:
Name:
Title:

CITICORP NORTH AMERICA INC.

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

SUNTRUST BANK

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK

By:
Name:
Title:

By:
Name:
Title:

Amendment No.2

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON

By:
Name:
Title:

LEHMAN BROTHERS BANK, FSB

By:
Name:
Title:

MERRILL LYNCH BANK USA

By:
Name:
Title:

MORGAN STANLEY BANK

By:
Name:
Title:

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WILLIAM STREET COMMITMENT CORPORATION

(Recourse only to assets of William Street Commitment Corporation)

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

UMB BANK, N.A.

By:
Name:
Title:

COMMERCE BANK, N.A.

By:
Name:
Title:

Amendment No. 2